ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	May 31, 2007

TO:	Supplemental Interest Trust,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	May 22, 2007

Effective Date:	June 25, 2007

Termination Date:	September 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on Juily 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$590,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to May 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:
	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: GPMF 07-AR3 Attn: J. Byrnes
	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: GPMF 07-AR3 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR3
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:
Name: Title:

SCHEDULE A to the Confirmation dated as of May 31, 2007,
Re: Reference Number 6272879
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
6/25/2007	7/25/2007	486,196,273.58	5.43000
7/25/2007	8/25/2007	473,144,189.70	5.45000
8/25/2007	9/25/2007	460,446,314.11	5.41000
9/25/2007	10/25/2007	448,092,935.80	5.40000
10/25/2007	11/25/2007	436,074,612.52	5.37000
11/25/2007	12/25/2007	424,382,163.28	5.35000
12/25/2007	1/25/2008	413,006,661.03	5.32000
1/25/2008	2/25/2008	401,939,425.60	5.28000
2/25/2008	3/25/2008	391,172,016.78	5.25000
3/25/2008	4/25/2008	380,696,227.70	5.21000
4/25/2008	5/25/2008	370,504,078.25	5.17000
5/25/2008	6/25/2008	360,587,808.79	5.14000
6/25/2008	7/25/2008	350,939,874.01	5.11000
7/25/2008	8/25/2008	341,552,936.95	5.09000
8/25/2008	9/25/2008	332,419,863.20	5.07000
9/25/2008	10/25/2008	323,533,715.27	5.06000
10/25/2008	11/25/2008	314,887,747.07	5.05000
11/25/2008	12/25/2008	306,475,398.63	5.04000
12/25/2008	1/25/2009	298,290,290.90	5.03000
1/25/2009	2/25/2009	290,326,220.69	5.03000
2/25/2009	3/25/2009	282,577,155.84	5.02000
3/25/2009	4/25/2009	275,037,230.38	5.02000
4/25/2009	5/25/2009	267,700,740.00	5.02000
5/25/2009	6/25/2009	260,562,137.47	5.03000
6/25/2009	7/25/2009	253,616,028.36	5.04000
7/25/2009	8/25/2009	246,857,166.71	5.05000
8/25/2009	9/25/2009	240,280,450.97	5.06000
9/25/2009	10/25/2009	233,880,919.95	5.06000
10/25/2009	11/25/2009	227,653,748.94	5.07000
11/25/2009	12/25/2009	221,594,245.94	5.08000
12/25/2009	1/25/2010	215,697,354.79	5.09000
1/25/2010	2/25/2010	209,959,156.98	5.10000
2/25/2010	3/25/2010	204,374,193.27	5.11000
3/25/2010	4/25/2010	198,936,725.86	5.11000
4/25/2010	5/25/2010	109,708,119.09	5.12000
5/25/2010	6/25/2010	106,793,004.23	5.13000
6/25/2010	7/25/2010	103,956,215.02	5.14000
7/25/2010	8/25/2010	101,195,624.36	5.15000
8/25/2010	9/25/2010	98,509,163.47	5.15000
9/25/2010	10/25/2010	95,894,820.33	5.16000
10/25/2010	11/25/2010	93,350,638.08	5.17000
11/25/2010	12/25/2010	90,874,713.48	5.18000
12/25/2010	1/25/2011	88,465,195.47	5.19000
1/25/2011	2/25/2011	86,120,283.67	5.20000
2/25/2011	3/25/2011	83,838,227.03	5.21000
3/25/2011	4/25/2011	81,617,322.44	5.22000
4/25/2011	5/25/2011	79,455,913.40	5.24000
5/25/2011	6/25/2011	77,351,524.99	5.25000
6/25/2011	7/25/2011	75,302,680.86	5.26000
7/25/2011	8/25/2011	73,302,609.08	5.28000
8/25/2011	9/25/2011	71,227,159.15	5.29000